5. Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [abstract]
Cash and cash equivalents

5.   Cash and cash equivalents

	12/31/2018	12/31/2017
Cash and bank deposits	157,970	427,608
Cash equivalents	668,217	599,254
Total	826,187	1,026,862

From the total cash and cash equivalents balance, R$438,654 is related to cash, cash equivalents and bank deposits in foreign currency as of December 31, 2018 (R$462,776 as of December 31, 2017).

The breakdown of cash equivalents is as follows:

	12/31/2018	12/31/2017
Private bonds	360,679	164,959
Government bonds	39	14,039
Investment funds	307,499	420,256
Total	668,217	599,254

As of December 31, 2018, the private bonds were comprised by buy-back transactions, certificates of deposit (Bank Deposit Certificates - “CDBs”) and time deposits, remunerated at a weighted average rate equivalent to 82.9% of the CDI rate (77.6% of the CDI rate as of December 31, 2017) for domestic short-term investments and 2.3% p.a. for time deposits denominated in U.S. dollar.

As of December 31, 2018, the Company had government bonds represented by Financial Treasury Bills (“NTN”), at an average rate of 90.6% of the CDI rate (average rate of 116.3% of the CDI rate as of December 31, 2017).

The investment funds classified as cash equivalents have high liquidity and, according to the Company’s assessment, are readily convertible to a known amount of cash with insignificant risk of change in value. As of December 31, 2018, investment funds were remunerated at a weighted average rate equivalent to 94.5% of the CDI rate (99.8% of the CDI rate as of December 31, 2017).